Exhibit 10.16

            Independent Contractor Agreement For Consulting Services

     This Independent Contractor Agreement (the "Agreement") is made and entered into as of April 1, 2001, by and between OXiGENE, Inc. (the "Company"), and David Chaplin Consultants, Ltd. (the "Consultant").

                                  WITNESSETH:

     WHEREAS, the Company desires to engage the Consultant to perform certain professional services specified herein; and the Consultant desires to be engaged as an independent contractor in accordance with the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company and the Consultant, the parties agree as follows:

1. Scope of Services and Responsibilities of the Consultant

     (a) The Consultant shall provide the Company with the following  Consulting
Services:

     (i) The Consultant shall provide monitoring and reporting services with respect to the Company's existing research programs established in connection with Bristol-Meyers Squibb, the University of Lund, and Baylor University. (ii) The Consultant shall provide monitoring and reporting services with respect to other contracted research and development personnel in the Company's laboratories outside of the United States (iii) The Consultant shall review pertinent scientific journals and other academic literature and trade
publications   and  prepare  reports  to  the  Company   concerning   scientific
developments and other information pertinent to the Company's existing and prospective business (b) The Consultant shall perform the Consulting Services entirely outsideof the United States and shall perform no services for the Company except those called for by this Agreement or any subsequent modification thereof. The performance by the Consultant of any Consulting Services within the United States shall constitute a material breach of this Agreement, and the Company shall have no obligation to compensate the Consultant for any Consulting Services performed within the United States Consultant shall perform no services for the Company except as is provided herein. The Consultant, in performing the Consulting Services, shall have no authority to establish Company policy or business objectives, nor to bind the Company, nor to hire or fire any Company employee. The Consultant shall maintain sole control and discretion as to exactly when the Consulting Services are performed. However, the Consultant shall all devote as much time as is necessary for the provision of Consulting Services to the Company's reasonable satisfaction, and shall satisfy all reasonable deadlines imposed by the Company for the provision of particular services and shall meet (whether in person, by telephone or by e-mail) with the official(s) designated by the Company to monitor and evaluate the Consulting Services. (c) In performing services under this Agreement, the Consultant will
(i) use diligent efforts and professional skills and judgment; (ii) perform professional services in accordance with recognized professional standards; and
(iii) comply with the by-laws, rules, policies and regulations of the Company and any of its affiliates and/or subsidiaries to which the Consulting Services are provided. (d) The Consultant shall comply fully with all applicable employment and labor laws, regulations and rules relating to the services to be performed by the Consultant.

2. Independent Contractor Status

     It is understood and agreed that the Consultant will act solely as an independent contractor, and nothing in this Agreement shall be construed to render the Consultant or any owner, employee, or agent of the Consultant an employee of the Company or to entitle the Consultant or any owner, employee, or agent of the Consultant to participate in any Company benefit plan. The Consultant, therefore, agrees to secure, pay for and maintain all insurances, licenses and/or permits necessary to perform any of the services required under this Agreement. The Consultant understands and recognizes that, except insofar as the Company may expressly delegate to Consultant authority to bind, represent, or speak for the Company with respect to specific projects, clients or prospective clients of the Company, the Consultant is not an agent of the Company and has no authority to and shall not bind, represent or speak for the Company for any purpose whatsoever. , The Company will not withhold any employment taxes on the Consultant's behalf. The Consultant shall be solely responsible for all taxes imposed on the Consultant by reason of Consultant's receipt of any fees payable hereunder.

3. Fees To Be Paid To Consultant

     (a)  In  consideration  of  the  Consulting   Services   performed  by  the
Consultant, the Company agrees to pay the Consultant fees for projects to be undertaken as agreed between the company and consultant:

     The Consultant shall be responsible for providing all equipment and facilities necessary for the provision of the Consulting Services, however, the Company shall reimburse Consultant for expenses which have been approved in advance by the Company in writing.

     The Company shall pay fees in equal monthly installments, and shall reimburse incidental expenses, subject to Consultant's submission of monthly invoices, as provided in Paragraph 3(b) below.

     (b) The Consultant shall maintain records of time spent providing the Consulting Services and shall, on the last day of each month or the first business day thereafter, submit to the designated Company representative an invoice accompanied by a statement reflecting the dates on which Consulting Services were performed during the preceding month, a description of the services provided on each day Consulting services were performed, a certification that all consulting services were performed ouside of the United States, and a description of pre-approved expenses for which Consultant seeks reimbursement. The Company shall pay such invoices within 30 days of receipt. The Company shall have no obligation to make payment unless the Consultant is in compliance with all of Consultant's covenants, agreements, and warranties hereunder.

4. Termination

     4.1 The Company may, upon giving the Consultant sixty (60) days' written notice, terminate this Agreement, subject to all provisions of this Agreement. Notwithstanding the foregoing, the Company may terminate this Agreement for Cause (as defined in Section 6.5 hereof) without prior notice. The Consultant may, upon giving the Company thirty (180 days' notice, terminate this Agreement. If the Consultant terminates this Agreement following a material breach of the Agreement by the Company, which breach remains uncured ten (10) days after written notice thereof is received by the Company (a "Termination with Good Reason"), the Consultant shall be compensated as if this Agreement was terminated by the Company without Cause.

     4.2 If this Agreement is terminated by the Company other than for Cause (as defined below) or in the event of a Termination with Good Reason, then the Company pay the Consultant as follows:

     (a) as soon as practicable after the effective date of the termination of this Agreement ("Termination Date") a lump sum cash payment equal to any unpaid fees due for such Consulting Services as may have been rendered prior to the Termination Date ; plus

     (b) a sum of $120,000 or

     (c)If, following any Change in Control (as such term is defined in the Stock Plan) and prior to expiration of one (1) year from the date of such Change in Control, (1) Executive's employment is terminated by OXiGENE (other than for Cause) or in the event of a Termination with Good Reason, then

1) OXiGENE shall provide the following to the Executive:

     (i) the Unpaid Salary, as soon as practicable after the Termination Date; plus

2) an amount  equal to twelve  (12)  months of  Executive's  then  current  Base
Salary.

     4.3 Except as otherwise set forth in this Paragraph 4, all obligations of the Company under this Agreement shall cease if the Company terminates this Agreement for Cause or the Consultant terminates this Agreement other than in a Termination with Good Reason. Upon such termination, the Consultant shall be entitled to receive in a lump sum cash payment as soon as practicable after the Termination Date an amount equal to any unpaid fees due for such Consulting Services as may have been rendered prior to the Termination Date (.

     4.4 The foregoing payments shall constitute the exclusive payments due the Consultant upon termination of this Agreement.

     4.5 For the purposes of this Agreement, the term "Cause" shall mean any of the following:

     (a) the (i) continued failure by the Consultant to provide the Consulting Services in a manner reasonably satisfactory to the Company if the Consultant fails to remedy that failure within ten (10) days of the Company's written notice to the Consultant of such breach; or (ii) material breach of any other provision of this Agreement by the Consultant, if the Consultant fails to remedy that breach within ten (10) days of the Company's written notice to the Consultant of such breach; or

     (b) any act of fraud, material misrepresentation or material omission, misappropriation, dishonesty, embezzlement or similar conduct against the Company or any affiliate, or conviction of any owner, agent, or employee of the Consultant for a felony or any crime involving moral turpitude.

     5. No Solicitation; Confidentiality; Work for Hire

     5.1 For a period of one year after the Termination Date, neither the Consultant nor any Consultant-Controlled Person (as defined below) will, without the prior written consent of the Company's Board of Directors, directly or indirectly solicit for employment, or make an unsolicited recommendation to any other person that it employ or solicit for employment any person who is or was, at any time during the nine (9) month period prior to the Termination Date, an officer, executive or key employee of the Company or of any affiliate of the Company. As used in this Agreement, the term "Consultant-Controlled Person" shall mean any company, partnership, firm or other entity as to which the Consultant or any owner, agent, or employee of the Consultant possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, this provision shall not apply to the solicitation of individuals who have, for at least one (1) year prior to the Termination Date, not been employed by the Company.

     5.2(a) The Consultant acknowledges that, through the performance of the Consulting Services specified in this Agreement, the Consultant has, and will have, possession of important, confidential information and knowledge as to the business of the Company and its affiliates, including, but not limited to, information related to drugs and compounds developed or under development by the Company, financial results and projections, future plans, the provisions of other important contracts entered into by the Company and its affiliates, possible acquisitions and similar information. The Consultant agrees that all such knowledge and information constitutes a vital part of the business of the Company and its affiliates and is by its nature trade secrets and confidential information proprietary to the Company and its affiliates (collectively, "Confidential Information"). The Consultant agrees that it shall not, at any time, whether during the term of this Agreement or following termination of this Agreement for any reason, whether by the Company or by the Consultant, divulge, communicate, furnish or make accessible (whether orally or in writing or in books, articles or any other medium) to any individual, firm, partnership or corporation, any knowledge or information with respect to Confidential Information directly or indirectly useful in any aspect of the business of the Company or any of its affiliates. As used in the preceding sentence, "Confidential Information" shall not include any knowledge or information that:
(i) is or becomes available to others, other than as a result of breach by the Consultant or any of the Consultant of this Section 5.2; (ii) was available to the Consultant on a nonconfidential basis prior to its disclosure to the Consultant in connection with the performance of the Consulting Services; (iii) becomes available to the Consultant on a nonconfidential basis from a third party (other than the Company, any affiliate or any of its or their representatives) who is not bound by any confidentiality obligation to the Company or any affiliate; (iv) was known by the Consultant prior to the effective date of this Agreement as evidenced by the Consultant's pre-existing written records; (v) was not maintained as confidential information by the Company; (vi) is otherwise information known or available within the Company's industry; or (vii) is information that is not otherwise entitled to protection under applicable law.

     (b) All memoranda, notes, lists, records and other documents or papers (and all copies thereof), including such items stored in computer memories, on microfiche or by any other means, made or compiled by or on behalf of the Consultant or made available to the Consultant relating to the Company are and shall be and remain the Company's property and shall be delivered to the Company promptly upon the termination of this Agreement or at any other time on request and such information shall be held confidential by the Consultant after the termination of this Agreement for any reason, whether by the Company or by the Consultant.

     5.3 The Consultant grants the Company and each affiliate of the Company, as appropriate, all rights in and to the contribution made by the Consultant to any projects or matters on which the Consultant worked during the period for which this agreement is in force. The Consultant acknowledges that each such matter and the contribution made by the Consultant thereto shall constitute a work made for hire within the meaning of the United States copyright law and other applicable laws, The Company reserves all rights with respect to information relating to the Company's products, including, but not limited to, the right to apply for patents. The Consultant agrees to cooperate fully with the Company and to perform all acts deemed necessary or desirable by the Company (whether before or after the Termination Date), at the Company's cost and expense, in order to more full vest in the Company or to establish as a matter of record all ownership rights in projects or matters created through the Consultant's services hereunder and in those rights transferred by the Consultant to the Company, and to secure patent, copyright, or other protections in the United States or any foreign countries, including, without limitation, the execution of any instruments and the giving of evidence and testimony, without further compensation beyond the Consultant's agreed compensation.

     5.4 The provisions contained in this Section 5 as to the time periods, scope of activities, persons or entities affected, and territories restricted shall be deemed divisible so that, if any provision contained in this Section 5 is determined to be invalid or unenforceable, such provisions shall be deemed modified so as to be valid and enforceable to the full extent lawfully permitted.

     5.5 The Consultant agrees that the provisions of this Section 5 are reasonable and necessary for the protection of the Company and that they may not be adequately enforced by an action for damages and that, in the event of a breach thereof by the Consultant or any Consultant-Controlled Person, the Company shall be entitled to apply for and obtain injunctive relief in any court of competent jurisdiction to restrain the breach or threatened breach of such violation or otherwise to enforce specifically such provisions against such violation, without the necessity of the posting of any bond by the Company. The Consultant further covenants and agrees that if he shall violate any of his covenants under this Section 5, the Company shall be entitled to an accounting and repayment of all profits, compensation, commissions, remuneration or other benefits that the Consultant directly or indirectly has realized and/or may realize as a result of, growing out of or in connection with any such violation. Such a remedy shall, however, be cumulative and not exclusive and shall be in addition to any injunctive relief or other legal or equitable remedy to which the Company is or may be entitled.

6. Indemnification

     The Consultant shall indemnify and hold harmless the Company, its employees, officers and agents from and against any and all claims, demands, losses, damages or expenses (including attorneys' fees) that arise as a result of Consultant's performance or non-performance of the Consulting Services or relate in any way to Consultant's representations and obligations herein.

7. Attorney's Fees and Expenses

     The Company and the Consultant agree that in the event of litigation arising out of or relating to this Agreement, the prevailing party shall be entitled to reimbursement from the other party of the prevailing party's reasonable attorney fees and expenses.

8. Amendments

     This Agreement may not be altered, modified or amended except by a written instrument signed by each of the parties hereto.

9. Assignment

     Neither this Agreement nor any of the rights or obligations hereunder shall be assigned or delegated by any party hereto without the prior written consent of the other party provided, that this Agreement shall be binding upon and shall inure to the benefit of the Company and its successors and assigns whether by merger, operation of law, consolidation, purchase, or other acquisition of controlling interest in the business of the Company.

10. Waiver

     Waiver by any party hereto of any breach or default by any other party of any of the terms of this Agreement shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived.

11. Severability

     In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal or unenforceable in any respect the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

12. Notices

     All notices and other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by registered mail, return receipt requested, postage prepaid, addressed as follows:

                           If to the Consultant:

                           David Chaplin Consultants, Ltd.
                           14,Plowden Park
                           Aston Rowant
                           Watlington   OX49 5SX
                           Oxfordshire

                           If to the Company:

                           OXiGENE Inc.
                           321 Arsenal Street
                           Watertown MA

                           Attention:  Bjorn Nordenvall

or to such other address or such other person as the Consultant or the Company shall designate in writing in accordance with this Section 11, except that notices regarding changes in notices shall be effective only upon receipt.

13. Headings

     Headings to Sections in this Agreement are for the convenience of the parties only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

14. Governing Law; Waiver of Jury Trial

     This Agreement shall be governed by the laws of the Commonwealth of Massachusetts without reference to the principles of conflict of laws. Each of the parties hereto consents to the jurisdiction of the federal and state courts of the Commonwealth of Massachusetts in connection with any claim or controversy arising out of or connected with this Agreement, and said courts shall be the exclusive forum for the resolution of any such claim or controversy. Service of process in any such proceeding may be made upon each of the parties hereto at the address of such party as determined in accordance with Section 11 of this Agreement, subject to the applicable rules of the court in which such action is brought. Both parties further agree that any action, demand, claim or counterclaim shall be resolved by a judge alone, and both parties hereby waive and forever renounce the right to a trial before a civil jury.

15. All Other Agreements Superseded

     This Agreement contains the entire agreement between the Consultant and the Company with respect to all matters relating to the Consulting Services and, as of the date hereof, will supersede and replace any other agreement, written or oral, between the parties relating to the Consulting Services.

     IN WITNESS WHEREOF, the Company and the Consultant have caused this Agreement to be executed as of the date first above written.

                           David Chaplin Consultants, Ltd.

                           By: /s/ David Chaplin
                           ---------------------
                                   David Chaplin


                           OXiGENE Inc.

                           By: /s/ Frederick Driscoll
                           --------------------------
                           Name:   Frederick Driscoll